CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 31, 2001, relating to the financial statements and per-share data and ratios which appears in the June 30, 2001 Annual Report to Shareholders of Emerging Markets Growth Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Legal Counsel" and "Financial Highlights" in such Registration Statement.

PricewaterhouseCoopers LLP
Los Angeles, California
August 27, 2001

                               POWER OF ATTORNEY

I, Gerrit Russelman, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, Vincent P. Corti and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Company Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

EXECUTED, this 14th day of August, 2001.
/s/ Gerrit Russelman_________
Director:    Gerrit Russelman


                               POWER OF ATTORNEY

I, David F. Holstein, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, Vincent P. Corti and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Company Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

EXECUTED, this 9th day of August, 2001.
/s/ David F. Holstein____________
Director:    David F. Holstein


                               POWER OF ATTORNEY

I, Nestor V. Santiago, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, Vincent P. Corti and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Company Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

EXECUTED, this 9th day of August, 2001.
/s/ Nestor V. Santiago __________
Director:    Nestor V. Santiago